SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  APRIL 7, 2003
                                 Date of Report

                                OCTOBER 10, 2002
                        (Date of Earliest Event Reported)

                            FULLCIRCLE REGISTRY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                NEVADA               333-51918              87-0653761
  (State or other jurisdiction  Commission File Number   (IRS Employer
       of incorporation)                                     I.D. No.)


                500 WEST JEFFERSON STREET, PNC PLAZA, SUITE 2310
                              LOUISVILLE, KY  40202
                    (Address of Principal Executive Offices)

                                  502-540-5112
                          Registrant's Telephone Number

                                 NOT APPLICABLE
          (Former Name or Former Address if changed Since Last Report)

ITEM  7.  FINANCIAL  STATEMENTS

     (a) Financial Statements of Businesses Acquired, Paradigm Solutions Group, LLC.

     (b)  Pro  Forma  Financial  Information.


EXHIBITS:

EXHIBIT NUMBER  TITLE                                                         LOCATION

          99.0  Certification of Chief Executive Officer Pursuant to Section  Attached
                 906 of the Sarbanes-Oxley Act of 2002

          99.1  Certification of Chief Financial Officer Pursuant to Section  Attached
                 906 of the Sarbanes-Oxley Act of 2002



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                    FULLCIRCLE  REGISTRY,  INC.


                   /s/James  A.  Reskin
                   -----------------------
                   James  A.  Reskin
                   Chief  Executive  Officer
                   Date:  April  4,  2003



                   /s/George  Harman
                   ------------------
                   George  Harman
                   Chief  Financial  Officer
                   Date:  April  7,  2003

CERTIFICATION  PURSUANT  TO  SECTION  302  OF  THE  SARBANES-OXLEY  ACT  OF 2002

I, James A. Reskin, the Chief Executive Officer of FullCircle Registry, Inc. (the "Company"), certify that:

1.  I  have  reviewed  this  current  report  on  Form  8-K  of  the  Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                         /s/James  A.  Reskin
                         --------------------------
                         James  A.  Reskin
                         Chief  Executive  Officer
                         April  4,  2003

CERTIFICATION  PURSUANT  TO  SECTION  302  OF  THE  SARBANES-OXLEY  ACT  OF 2002

I, George Harman, the Chief Financial Officer of FullCircle Registry, Inc. (the "Company"), certify that:

1.  I  have  reviewed  this  current  report  on  Form  8-K  of  the  Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                   /s/George  Harman
                                   ------------------------
                                   George  Harman
                                   Chief  Financial  Officer
                                   April  7,  2003


                                   FORM 8-K/A
                            FULLCIRCLE REGISTRY, INC.

                                      INDEX

                                                                                  Page
PART (A)  FINANCIAL STATEMENTS OF PARADIGM SOLUTIONS GROUP, LLC

          Independent Auditor's Report                                               6

          Balance Sheet - October 10, 2002                                           7

          Statement of Operations and Members Capital from inception on May 21,
          2002 through October 10, 2002                                              8

          Statement of Cash Flows from inception on May 21, 2002 through October
          10, 2002                                                                   9

          Notes to the Financial Statements                                         10

PART (B)  PROFORMA CONSOLIDATED FINANCIAL STATEMENTS, FULLCIRCLE REGISTRY, INC.

          Proforma Consolidated Balance Sheet                                       12

          Proforma Statement of Operations                                          14

          Notes to Proforma Consolidated Financial Statements                       15

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Members of Paradigm Solutions Group, LLC:


We have audited the accompanying balance sheet of Paradigm Solutions Group, LLC as of October 10, 2002 and the related statements of operations and members capital and cash flows from inception on May 21, 2002 through October 10, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paradigm Solutions Group, LLC as of October 10, 2002 and the results of its operations and cash flows for the period from inception on May 21, 2002 through October 10, 2002 in conformity with generally accepted accounting principles in the United States of America.




/s/Chisholm  &  Associates
----------------------------
North  Salt  Lake,  Utah
March  13,  2003


                    PARADIGM SOLUTIONS GROUP, LLC
                          Balance Sheet

                             ASSETS
                             ------

                                                October 10,
                                                    2002
                                                ------------
Current Assets
  Cash . . . . . . . . . . . . . . . . . . . .  $      2,363
  Accounts receivable (net of allowance of $0)         3,661
                                                ------------
Total Current Assets . . . . . . . . . . . . .         6,024
                                                ------------
Other Assets
  Product Development/Operating Rights . . . .       196,250
                                                ------------
    Total Assets . . . . . . . . . . . . . . .  $    202,274
                                                ============


              LIABILITIES AND MEMBERS' CAPITAL
         ----------------------------------------

Current Liabilities
  Accounts Payable . . . . . . . . . . . . . .  $      4,838
  Accrued Expenses . . . . . . . . . . . . . .        10,370
  Deferred Revenue . . . . . . . . . . . . . .         8,305
                                                ------------
Total Current Liabilities. . . . . . . . . . .        23,513
                                                ------------
    Total Liabilities. . . . . . . . . . . . .        23,513
                                                ------------
Members' Capital . . . . . . . . . . . . . . .       178,250
  Retained Earnings. . . . . . . . . . . . . .           511
                                                ------------
Total Members' Capital . . . . . . . . . . . .       178,761
                                                ------------
    Total Liabilities and Members' Capital . .  $    202,274
                                                ============

    The Accompanying Notes are an Integral Part of these Financial Statements


             PARADIGM SOLUTIONS GROUP, LLC
      Statement of Operations and Members Capital


                                    From inception
                                   on May 21, 2002
                                    to October 10,
                                        2002
                                  ----------------

Revenues . . . . . . . . . . . .  $          9,573

Operating Expenses
  General & Administrative . . .             9,062
                                  ----------------

    Total Operating Expenses . .             9,062
                                  ----------------

Operating Income (Loss). . . . .               511
                                  ----------------

Other Income (Expense)
   Interest Expense. . . . . . .                 -
                                  ----------------

    Total Other Income (Expense)                 -
                                  ----------------

Net Income (Loss). . . . . . . .  $            511

Members Capital
     Beginning Balance . . . . .                 -
     Contribution from members .           178,250
                                  ----------------

Total Members Capital. . . . . .  $        178,761
                                  ================

    The Accompanying Notes are an Integral Part of these Financial Statements


                            PARADIGM SOLUTIONS GROUP, LLC
                                Statement of Cash Flows


                                                                     From inception
                                                                     on May 21, 2002
                                                                     to October 10,
                                                                          2002
                                                                    -----------------
Cash Flows from Operating Activities

  Net Income (Loss). . . . . . . . . . . . . . . . . . . . . . . .  $            511
  Adjustments to Reconcile Net Loss to Net Cash
    Provided by Operations:
  Change in Assets and Liabilities
     (Increase) in account receivable. . . . . . . . . . . . . . .            (3,661)
     Increase in Deferred Revenues . . . . . . . . . . . . . . . .             8,305
     Increase (Decrease) in Accounts Payable and Accrued Expenses.            15,208
                                                                    -----------------

  Net Cash Provided(Used) by Operating Activities. . . . . . . . .            20,363
                                                                    -----------------

Cash Flows from Investing Activities
  Purchase of Capitalized Development Costs. . . . . . . . . . . .           (18,000)
                                                                    -----------------

  Net Cash Provided (Used) by Investing Activities . . . . . . . .           (18,000)
                                                                    -----------------

  Net Cash Provided(Used) by Financing Activities. . . . . . . . .                 -
                                                                    -----------------

Increase (Decrease) in Cash. . . . . . . . . . . . . . . . . . . .             2,363
                                                                    -----------------

Cash and Cash Equivalents at Beginning of Period . . . . . . . . .                 -
                                                                    -----------------

Cash and Cash Equivalents at End of Period . . . . . . . . . . . .  $          2,363
                                                                    =================

Cash Paid For:
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $              -
                                                                    =================
  Income Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .  $              -
                                                                    =================

    The Accompanying Notes are an Integral Part of these Financial Statements

                          PARADIGM SOLUTIONS GROUP, LLC
                        Notes to the Financial Statements
                                October 10, 2002

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     a.  Organization

     The financial statements presented are those of Paradigm Solutions Group, LLC (The Company). The Company was organized as a limited liability company on May 21, 2002 in the State of Delaware for the purpose of promoting the Healtier Plan, a medical reimbursement plan providing employers the opportunity to take advantage of IRS qualified medical deductions from gross payroll.

     b.  Recognition  of  Revenue  /  Deferred  Revenues

     The Company recognizes income and expense on the accrual basis of accounting. Revenue is recorded as monthly services are performed. Up front set-up fees and prepaid service fees are deferred until the set-up of the client files are complete or the monthly services are completed.

     c.  Provision  for  Income  Taxes

     Paradigm Solutions Group, LLC is taxes as a partnership for federal and state income taxes under the provisions of the Internal Revenue Code. Under those provisions, the Company does not pay income taxes on its taxable income, instead, the members are liable for individual income taxes on their respective shares of the Company's net operating income in their individual income tax returns.

     d.  Cash  and  Cash  Equivalents

     The company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Use  of  Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Management believes that the estimates used in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

NOTE  2  -  RELATED  PARTY  TRANSACTIONS

     On July 1, 2002, the Company entered into a management agreement with The Redwood Group LLC wherein the Company will manage the medical reimbursement plan for Redwood clients. The officers and members of the Company are also the

                          PARADIGM SOLUTIONS GROUP, LLC
                        Notes to the Financial Statements
                                October 10, 2002


NOTE  2  -RELATED  PARTY  TRANSACTIONS  (Continued)

     officers and members of Redwood. The company has a balance due Redwood for expenses paid on behalf of the Company in the amount of $10,010 at October 10, 2002.

     All costs associated with the development of the Healthier Plan were originally paid by Redwood, transferred to the members that organized the Company, and then transferred to the Company.

NOTE  3  -  PRODUCT  DEVELOPMENT/OPERATING  RIGHTS

     During 2002, the Company received all right to market the Healthier Plan. The costs incurred for legal and software development have been capitalized. These costs were transferred from the members of the Company upon organization, and will be amortized beginning in 2003. Predecessor
     Cost was used in the valuation and capitalization of the product development and operating rights.

NOTE  4  -  SUBSEQUENT  EVENTS

     On October 11, 2002, the members of the Company exchanged their memberships for 6,000,000 shares of common stock of Full Circle Registry, Inc., a public Delaware corporation. The Company became a wholly owned subsidiary of Full Circle pursuant to the acquisition agreement and began reporting on a consolidated basis with them.


                                          FULLCIRCLE  REGISTRY,  INC.
                                      Proforma Consolidated Balance Sheet


                                                             Paradigm
                                           FullCircle       Solutions                                        Proforma
                                            Registry         Group, LLC            Proforma                 Consolidated
                                            Balance          Balance             Adjustments                 Balance
                                            9/30/02          9/30/02          DR                 CR           9/30/02
                                          -----------------  -------------  --------------  --------------  --------------
                                            (unaudited)       (unaudited)                                    (unaudited)

                                                    ASSETS

Current Assets
     Cash and Cash Equivalents . . . . . . $     112,055     $      2,363                                    $  114,418
     Accounts Receivable, Net. . . . . . .            -             3,661                                         3,661
                                          -----------------  -------------  --------------  --------------  --------------

Total Current Assets. . . . . . . . .            112,055            6,024                                       118,079

Property and Equipment, Net . . . . .            167,665               -                                        167,665

Other Assets
     Product Development/Operating Rights.             -           196,250                                      196,250
     Goodwill. . . . . . . . . . . . . . .                                                     4,341,239      4,341,239
     Investments - Available for Sale. . .        142,500               -                                       142,500
     Prepaid Expenses. . . . . . . . . . .         60,483               -                                        60,483
     Deposits. . . . . . . . . . . . . . .          1,717               -                                         1,717
                                          -----------------  -------------  --------------  --------------  --------------

     Total Other Assets. . . . . . . . . .        204,700         196,250                                     4,742,189
                                          =================  =============                                  ==============

     Total Assets. . . . . . . . . . . . .  $     484,420    $    202,274                                    $5,027,933
                                          =================  =============                                  ==============



                                LIABILITIES  AND  STOCKHOLDERS'  EQUITY

Current Liabilities
  Accounts Payable & Accrued Expenses. . . .  $   227,843   $ 15,208                                 $243,051
  Line of Credit . . . . . . . . . . . . . .       35,000          -                                  35,000
  Deferred Revenue . . . . . . . . . . . . .            -      8,305                                   8,305
  Current Portion of Long-Term Debt. . . . .    1,003,951          -                               1,003,951
                                             -------------  --------                             ------------

  Total Current Liabilities. . . . . . . . .    1,266,794     23,513                               1,290,307
                                             -------------  --------                             ------------

Long-Term Liabilities
  Convertible Bonds. . . . . . . . . . . . .      341,850          -                                 341,850
  Notes Payable. . . . . . . . . . . . . . .            -          -                  500,000         500,000
  Notes Payable- Related Party . . . . . . .      662,101                                             662,101
  Less: Current Portion of Long-Term Debt. .   (1,003,951)         -                              (1,003,951)
                                             -------------  --------                             ------------

  Total Long-Term Liabilities. . . . . . . .            -          -                                 500,000
                                             -------------  --------                             ------------

Stockholders' Equity
  Preferred Stock, Authorized 5,000,000
   Shares, $.001 Par Value, Issued and
   Outstanding . . . . . . . . . . . . . . .          211          -                                     211
  Common Stock, Authorized 50,000,000
  Shares, $.001 Par Value, 20,230,000 Shares
  Issued and Outstanding . . . . . . . . . .       14,230          -                    6,000         20,230
  Additional Paid in Capital . . . . . . . .    2,016,555          -                 4,014,000     6,030,555
  Members Capital. . . . . . . . . . . . . .            -    178,761    178,761                            -
  Retained Earnings. . . . . . . . . . . . .   (2,813,370)         -                              (2,813,370)
                                             -------------  --------                             ------------

  Total Stockholders Equity. . . . . . . . .     (782,374)   178,761                               3,237,626
                                             -------------  --------                             ------------
  Total Liabilities and Stockholders Equity.  $   484,420   $202,274                             $ 5,027,933
                                             =============  ========                             =============



                                                        FULLCIRCLE REGISTRY, INC.
                                                  Proforma  Statement  of  Operations

                                                           Paradigm Solutions
                                    Full Circle Registry        Group, LLC                               Proforma
                                     For January 1, 2002     For May 21, 2002         Proforma        Consolidated
                                           through              through              Adjustments          Balance
                                     September 30, 2002    September 30, 2002        DR        CR   September 30, 2002
                                    --------------------  --------------------  ------------  ---  -------------------
                                        (unaudited)           (unaudited)                             (unaudited)

Revenues . . . . . . . . . . . . .  $             7,453   $             9,573                        $    17,026
                                    --------------------  --------------------                       ------------

Cost of Goods Sold . . . . . . . .                2,039                     -                              2,039
                                    --------------------  --------------------                       ------------

Gross Profit (Loss). . . . . . . .                5,414                 9,573                             14,987

Operating Expenses
Selling, General & Administrative.            1,562,732                 9,062                          1,571,794
                                    --------------------  --------------------                       ------------

Total Operating Expenses . . . . .           (1,562,732)               (9,062)                         1,571,794
                                    --------------------  --------------------                       ------------

  Income (Loss) from Operations. .           (1,557,318)                  511                         (1,556,807)

Other Income (Expense) . . . . . .             (111,601)                    -                            (111,601)
                                    --------------------  --------------------                       ------------

Net (Loss) . . . . . . . . . . . .  $        (1,668,919)  $               511                         $(1,668,408)
                                    ====================  ====================                       ==============

                            FULLCIRCLE REGISTRY, INC.
              Notes to Pro Forma Consolidated Financial Statements
                               September 30, 2002


NOTE  1  -  Summary  of  Transaction

     On October 10, 2002, the Company issued 6,000,000 shares of common stock valued at $4,020,000 and a note payable for $500,000 for all of the outstanding shares of Paradigm Solutions Group, LLC (Paradigm), a Delaware Limited Liability Company. As such, Paradigm became a wholly owned subsidiary of the CompanyThis transaction is accounted for on the purchase method of accounting using generally accepted accounting principles. Goodwill was recorded of $4,341,239 upon acquisition.

NOTE  2  -  Management  Assumptions

     The pro forma consolidated balance sheet and statements of operations assumes that the entities were together as of September 30, 2002.

     The pro forma consolidated balance sheet assumes the issuance of the 6,000,000 shares of stock, the recognition of goodwill and the elimination of the members' capital of Paradigm.

     There  are  no  proforma  adjustments  for  the  statement  of  operations.